                                                                   Exhibit 10.45


                       FIRST AMENDMENT TO CREDIT AGREEMENT


    This First Amendment to Credit Agreement ("First Amendment") is made this 12th day of February, 1997, effective as of October 31, 1996, by all of the current parties to that certain Credit Agreement dated as of October 31, 1996 by and among Commercial Intertech Corp., Commercial Intertech Holdings Limited, Mellon Bank, N.A., as Agent, and the Banks party thereto (the "Credit Agreement").

    WHEREAS, pursuant to that certain Syndication Assignment and Assumption Agreement dated as of January 7, 1997, among other things, certain Banks (as defined in the Credit Agreement) became additional parties to the Credit Agreement; and

    WHEREAS, all of the current parties to the Credit Agreement desire that certain clarifications or corrections be made to the Credit Agreement in order to reflect and more clearly give effect to their collective understanding of the agreements among them concerning certain of the matters addressed in the Credit Agreement and Exhibit 8.3.3 thereto.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

    1. AMENDMENT OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) The definition of "Combined EBITDA" is hereby replaced in its entirety by following revised definition:

                  COMBINED EBITDA for any period of determination shall mean an amount equal to the sum of (i) the net income (excluding income (or loss) of any Person in which any Combined TEC Group Entity has an equity interest of 50% or less, except to the extent of the amount of dividends or other distributions actually paid in cash by such Person to any Combined TEC Group Entity during such period) for such period, plus (ii) interest expense in respect of Indebtedness to the extent deducted in determining net income for such period ("Interest Expense"), plus (iii) the provision for domestic and foreign taxes for such period based on income or profits to the extent such income or profits were included in computing net income for such period, plus
         (iv) depreciation deducted in determining net income for such period, plus (v) amortization deducted in determining net income for such period, plus (vi) only with respect to TEC's 1996 and 1997 fiscal years, expense to the extent deducted in determining net income for such period in respect of fees and costs which were incurred in connection with the Tender Offer and the CUNO Spin-Off (provided, that no such expense described in this clause (vi) shall be added to determine Combined EBITDA for any period of determination if the aggregate expense for that period of determination together with all expense included in determining net income in all periods prior to the period of determination for all such fees and costs would exceed $8,000,000), in each case of the Combined TEC Group for such period determined on a combined basis in accordance with GAAP; provided, however, that there shall be excluded from the foregoing computation (A) all non-cash extraordinary income, gains and losses (with extraordinary charges related to the write-off of capitalized fees and expenses associated with the Tender Offer and Cuno Spin-Off being deemed non-cash items) and (B) all gains or losses from the sale of assets not sold in the ordinary course of business, to the extent either or both were included in net income under the foregoing clause (i) for such period.

                  (b) The definition of Combined Interest Expense is hereby replaced in its entirety by the following revised definition:

         COMBINED INTEREST EXPENSE for any period of determination shall be equal to the Interest Expense of the Combined TEC Group as defined and determined in clause (ii) of the definition of the term "Combined EBITDA" for such period on a combined basis in accordance with GAAP, less any amortization of fees and costs which were incurred and paid in connection with the Tender Offer and the CUNO Spin-Off to the extent the same are included in Interest Expense for such period.

                  (c) The definition of US Euro-Rate Option is hereby replaced in its entirety by the following revised definition:

         U.S. EURO-RATE OPTION shall mean a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the US Euro-Rate plus the Applicable Margin.

                  (d) The last sentence of Section 8.3.2 is hereby replaced in its entirety by the following revised sentence:

         The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur), and shall be accompanied by a letter or report of such accountants confirming TEC's calculations with respect to the certificate to be delivered pursuant to Section 8.3.3 with respect to such financial statements.

                  (e) Exhibit 8.3.3 to the Credit Agreement (Form of Compliance Certificate) is hereby replaced in its entirety by the revised form of Exhibit
8.3.3 attached hereto as "First Amendment Exhibit A".

         2.       MISCELLANEOUS:

                  (a) The First Amendment supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein.

                  (b) This First Amendment may be executed by different signatories hereto on any number of separate counterparts, including facsimiles, each of which when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed and delivered this Second Amendment as of the date first set forth above.

                           [INTENTIONALLY LEFT BLANK]

                  [SIGNATURE PAGE 1 OF 4 TO THE FIRST AMENDMENT
                              TO CREDIT AGREEMENT]


                                MELLON BANK, N.A.
                                By:
                                   --------------------------------
                                Name:
                                      -----------------------------
                                Title:
                                       ----------------------------

                                ABN AMRO BANK N.V.
                                By:
                                   --------------------------------
                                Name:
                                      -----------------------------
                                Title:
                                       ----------------------------

                                Notice Address:

                                One PPG Place
                                Suite 2950
                                Pittsburgh, PA 15222-5400

                                Telephone No.: 412-566-0984
                                Telecopier No.: 412-566-2266
                                Attn:   Chris Helmeci

                                THE BANK OF TOKYO - MITSUBISHI, LIMITED
                                By:
                                   --------------------------------
                                Name:
                                      -----------------------------
                                Title:
                                       ----------------------------

                                Notice Address:
                                1251 Avenue of the Americas, 12th Floor
                                New York, NY 10020-1104

                                Telephone No.: 212-782-4395
                                Telecopier No.: 212-782-4981
                                Attn: Akira Kikuchi

                                Notice Address:
                                12-15 Finsbury Circus
                                London, EC2M 7BT
                                U.K.
                                Telephone No.: 0171-577-1201
                                Telecopier No.: 0171-867-9610
                                Attn: Mr. David A. DiMatteo

                  [SIGNATURE PAGE 2 OF 4 TO THE FIRST AMENDMENT
                              TO CREDIT AGREEMENT]

                                NBD BANK

                                By:
                                   --------------------------------
                                Name:
                                      -----------------------------
                                Title:
                                       ----------------------------

                                Notice Address:
                                611 Woodward Avenue
                                Detroit, MI 48226

                                Telephone No.: 313-225-3300
                                Telecopier No.: 313-225-3269
                                Attn: Andrew W. Strait

                                BANK ONE, COLUMBUS, NA

                                By:
                                   --------------------------------
                                Name:
                                      -----------------------------
                                Title:
                                       ----------------------------

                                Notice Address:
                                707 Brooksedge, Building No. 6
                                Department 1087
                                Westerville, OH 43280

                                Telephone No.: 614-248-8744
                                Telecopier No.: 614-248-8800
                                Attn: Steve Wasmer

                                NATIONAL CITY BANK, NORTHEAST

                                By:
                                   --------------------------------
                                Name:
                                      -----------------------------
                                Title:
                                       ----------------------------

                                Notice Address:
                                Corporate Banking Department
                                20 Federal Plaza
                                Youngstown, Ohio 44503

                                Telephone No.: 330-742-4218
                                Telecopier No.: 330-742-4308
                                Attn: B.J. Lumpkin

                  [SIGNATURE PAGE 3 OF 4 TO THE FIRST AMENDMENT
                              TO CREDIT AGREEMENT]


                                THE BANK OF NEW YORK

                                By:
                                   --------------------------------
                                Name:
                                      -----------------------------
                                Title:
                                       ----------------------------

                                Notice Address:
                                One Wall Street - 22nd Floor
                                New York, NY 10286

                                Telephone No.: 212-635-7919
                                Telecopier No.: 212-635-6434
                                Attn: Robert J. Joyce

                                THE SANWA BANK, LIMITED, CHICAGO BRANCH

                                By:
                                   --------------------------------
                                Name:
                                      -----------------------------
                                Title:
                                       ----------------------------

                                Notice Address:
                                10 South Wacker Drive
                                31st Floor
                                Chicago, IL 60606

                                Telephone No.: 312-993-4336
                                Telecopier No.: 312-346-6677
                                Attn: Mr. Patrick McGushin

                                Notice Address:
                                P.O. Box 36
                                City Place House
                                55 Basinghall Street
                                London, EC2V 5DL

                                Telephone No.: 0171-330-5180
                                Telecopier No.: 0171-330-5555
                                Attn: Nigel Johnstone

                    [SIGNATURE PAGE 4 OF 4 TO FIRST AMENDMENT
                              TO CREDIT AGREEMENT]


                                MELLON BANK, N.A. as Agent

                                By:
                                   --------------------------------

                                Title:
                                       ----------------------------


                                COMMERCIAL INTERTECH CORP.

                                By:
                                   --------------------------------

                                Title:
                                       ----------------------------

                                COMMERCIAL INTERTECH HOLDINGS
                                LIMITED

                                By:
                                   --------------------------------

                                Title:
                                       ----------------------------